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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 9, 2006

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

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
          MICHIGAN                          0-452                 38-1093240
(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

        100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                            49286
(Address of Principal Executive Offices)                              (Zip Code)
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       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 9, 2006, we entered into a letter agreement, dated December 7, 2006, with AlixPartners, LLP (formerly known as AlixPartners, LLC) and its affiliate, AP Services, LLC, which replaced our previous separate letter agreements with them, both of which had been entered into on July 20, 2005.

     Under the new agreement, AP Services, LLC personnel will provide interim management, financial advisory, and consulting services for our Engine and Power
Train Group, including the services of James Bonsall to continue to act as the group's President. Under the agreement, we have agreed to pay specified hourly rates for personnel supplied by AP Services and to reimburse it for expenses. We paid AP Services a retainer of $350,000 (in addition to the $250,000 we paid when we signed the July 20, 2005 agreement) to be applied against the fees and expenses we incur.

     All of the tasks AlixPartners was to perform under our July 20, 2005 agreement have been completed. Under the terms of the new letter agreement, we agreed with AlixPartners that the remaining balance of the fees we owe for those services is $4,176,000, and we agreed to a schedule for paying that amount in installments between now and July 31, 2007. The agreement also provides for a substantial additional fee if payments fall in arrears of the agreed upon payment schedule. The purpose of entering into the revised agreement with AlixPartners was to provide more certainty with respect to the amounts and timing of payments that would be due to AlixPartners over the next nine months.
The new agreement replaces provisions that determined an amount of "success" fee based upon computations of cost savings with a mutually agreed upon fixed amount.

     The foregoing is a summary description of certain terms of the agreement and is qualified entirely by the text of the agreement, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

     Albert A. Koch, a member of our Board of Directors, is a Managing Director of AlixPartners and will become a partner in AlixPartners as of January 1, 2007.
He will not be personally involved in rendering the services to be performed for us by AP Services.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     As described in more detail under Item 1.01, our new letter agreement with AlixPartners, LLP (formerly known as AlixPartners, LLC) and its affiliate, AP
Services, LLC replaced our previous separate letter agreements with them, both of which had been entered into on July 20, 2005. Under the prior agreement with AlixPartners, it provided us with financial and operational consulting services designed to improve the operating performance of our Engine and Power Train
Group. Under the prior agreement with AP Services, it provided our Engine and Power Train Group with interim management services. The circumstances surrounding the replacement of those agreements with the new letter agreement and the relationships one of our directors has with AlixPartners are described under Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed with this report:

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
Exhibit No.   Description
-----------   -----------
    10.1      Agreement with AP Services, LLC and AlixPartners, LLP dated
              December 7, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: December 14, 2006                 By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

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                                  EXHIBIT INDEX

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
Exhibit No.   Description
-----------   -----------
    10.1      Agreement with AP Services, LLC and AlixPartners, LLP dated
              December 7, 2006